Exhibit 10.3

                                   DEMAND NOTE

$120,026.35                                                 September 17, 2001

         FOR GOOD AND VALUABLE CONSIDERATION, Maureen Lister (the "Borrower"), hereby unconditionally promises to pay to the order of Beacon Power Corporation (the "Lender"), in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Twenty Thousand Twenty-six and 35/100 Dollars ($120,026.35) (the "Loan"), together with accrued and unpaid interest as provided herein, UPON DEMAND (within 10 days thereafter) at any time. This Demand Note (as amended, supplemented, extended, restated, renewed, refunded, replaced, refinanced, increased in amount or otherwise modified, in each case from time to time and whether in whole or in part, this "Note") evidences the unpaid principal amount of the Loan together with all accrued and unpaid interest thereon.

         The Lender agrees to disburse principal amounts of the Loan from time to time ("Disbursements") at such time as the Borrower receives a margin call from Salomon Smith Barney ("SSB") in connection with the loan (the "SSB Loan") that Borrower has outstanding with SSB incurred by the Borrower in connection with Borrower's holding or exercise of Borrower's options ("Options") to purchase shares of the Lender's Common Stock (the "Shares"). Borrower shall provide the Lender with a written copy of the SSB margin call prior to making the Disbursement. The Borrower hereby irrevocably authorizes the Lender to make or cause to be made on the schedule attached to this Note, at or following the time of making any Disbursement of the Loan and of receiving any payment of principal or interest, an appropriate notation reflecting such transaction and the then aggregate unpaid balance of principal. Failure of the Lender to make any such notation shall not, however affect any obligation of the Borrower hereunder. The unpaid principal amount of this Note, as recorded by the Lender from time to time on such schedule, shall constitute presumptive evidence of the aggregate unpaid principal amount of the Loans absent manifest error. The Borrower will use the proceeds of the Note solely to repay the SSB Loan.

         This Note is issued in accordance with and subject to the following terms and conditions:

         1.       Interest.

                  (a) The outstanding principal amount of the Loan shall accrue interest from the date hereof until all payments hereunder have been irrevocably paid in full at a per annum rate equal at all times to three and 78/100 percent (3.78%), compounded annually. Interest shall be calculated on the basis of a year of 360 days and shall accrue on the outstanding principal amount of this Note and, to the extent permitted by law, on any accrued but unpaid interest thereon that has been compounded until all payments hereunder have been irrevocably paid in full. Except as otherwise provided herein, accrued and unpaid interest hereunder shall be due and payable on demand. Within 10 days after demand, interest under this Note will, at the option of the Lender, accrue and be payable at a rate per annum which at all times shall be equal to the sum of (i) four (4%) percent per annum plus (ii) the rate otherwise payable hereunder (but in no event in excess of the maximum rate permitted by then applicable law).

                    (b) It is expressly stipulated and agreed to be the intent of the Lender and the Borrower to, at all times, conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lender and the Borrower, including, without limitation, this Note, are hereby limited by the provisions of this Section 1(b) which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including, but not limited to, prepayment, default or demand for payment), shall the interest taken, reserved, contracted for, charged, chargeable, received or collected under this Note exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any agreement, document or instrument (including, without limitation, this Note), interest would otherwise be payable in excess of, or is adjudicated to be payable in excess of, the Maximum Amount, any such construction shall be subject to the provisions of this Section 1(b), and, ipso facto, such agreement, document or instrument shall be reformed and the interest payable shall be reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If the Lender shall ever receive anything of value that is characterized as interest under applicable law and that would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount that would have been excessive interest shall, without penalty, be applied first to the reduction of the outstanding principal amount of this Note, and second to the reduction of any other amounts due and payable under this Note, and not to the payment of interest, or promptly refunded to the Borrower or the other payor thereof if and to the extent such amount that would have been excessive exceeds such unpaid principal amount or such other amounts. As used in this Section 1(b), the term "applicable law" shall mean the laws of the Commonwealth of Massachusetts or the federal laws of the United States, whichever laws allow the lesser interest, applicable to commercial loans as such laws now exist or may be changed or amended or come into effect in the future.

         2.       Payments.

                  (a) Except as otherwise provided herein, all payments of principal and interest with respect to this Note shall be made within 10 days of demand, in immediately available funds in lawful money of the United States of America (without any counterclaim or deduction whatsoever and free and clear of, and without withholding or deduction for or on account of, any present or future taxes, levies, imposts, duties, charges or fees of any nature), to the Lender at the following address:

                           Beacon Power Corporation
                           234 Ballardvale Street
                           Wilmington, MA  01887-1032

All payments (including all prepayments) hereunder received by the Lender shall be applied first to the costs of collection (if any), then to the payment of accrued and unpaid interest hereunder and only thereafter to the outstanding principal balance of this Note. Any payment received by the Lender after 3:00 p.m., Boston, Massachusetts time, on any day, will be deemed to have been received on the next following "Business Day" (as hereinafter defined). "Business Day" means any day on which banks are not authorized to be closed for business in Boston, Massachusetts.

         (b)      Payments of principal and interest shall be made as follows:

                  (i) If the Borrower receives a distribution of cash in respect of the Shares or Options at any time, the Borrower shall make a payment hereunder in the amount of the distribution.

                  (ii) The Borrower agrees that the Lender may, until such time as this Note is indefeasibly paid in full, withhold (A) 10% of the Borrower's salary (after tax) and (B) all or a portion of the Borrower's annual bonus or other amount payable to the Borrower from time to time (other than retirement).

         (c) The principal balance of this Note may be paid in whole or in part at any time at the option of the Borrower without premium or penalty provided that any prepayment must be accompanied by payment of all accrued and unpaid interest on the principal amount to be prepaid.

         (d) The Borrower agrees that to the extent the Borrower makes a payment or payments hereunder which payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, its successors or assigns under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligations, or part thereof, under this Note that have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

         3. Remedies After Demand. Upon demand, the entire unpaid principal balance hereof and all other sums paid by Lender to or on behalf of Borrower pursuant to the terms of this Note or the Pledge Agreement (as hereinafter defined), together with unpaid interest thereon, shall become due and payable 10 days following demand and Lender may forthwith exercise the remedies available to Lender at law and in equity as well as those remedies set forth in this Note and the Pledge Agreement and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof; and no failure on the part of Lender to exercise any of Lender's rights hereunder or under the Pledge Agreement shall be deemed a waiver of any such rights.

                  In addition, if the Borrower shall be adjudicated insolvent, or shall fail to pay, or shall admit in writing Borrower's inability to pay Borrower's debts as they mature, or shall make a general assignment for the benefit of creditors; or the Borrower shall apply for or consent to the appointment of any receiver, custodian, trustee or similar officer for it or for all or any substantial part of its property, or such receiver, custodian, trustee or similar officer shall be appointed without the application or consent of the Borrower; or the Borrower shall institute (by petition, application, answer, consent or otherwise), or take any action to authorize the institution of, any bankruptcy, insolvency, reorganization, dissolution, liquidation or similar proceeding relating to the Borrower under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower and such proceeding shall not be dismissed within sixty (60) days after being instituted, then the unpaid principal amount of, and accrued and unpaid interest on, this Note shall automatically become immediately due and payable, together with all other amounts payable under this Note, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or further notice of any kind, all of which are hereby expressly waived by the Borrower.

         4. Security Documents. This Note is secured, inter alia, by a Pledge Agreement dated the date hereof and is entitled to the benefits thereof.

         5. Covenants of Borrower While Note Is Outstanding. (a) At any time that there is any unpaid principal or interest outstanding or other amount due to the Lender under this Note, the Borrower shall not (i) engage in any future transactions in which the Borrower borrows funds to purchase the Lender's stock or any other leveraged transaction using Lender's stock as collateral, (iii) will continue to comply with the Lender's insider trading policy and (ii) will not sell any shares of Lender's stock without the approval of a special committee of the Board of Directors of the Lender for the purpose of determining compliance with such policy; provided, however, that nothing contained herein shall prevent the Borrower from establishing a trading program in compliance with Rule 10b5-1 of the Securities Exchange Act of 1934. If the Borrower does not get a reply from such special committee within 3 business days of actual contact with a member of such special committee, the Borrower may sell such shares. The proceeds of any sale of shares of Lender's stock by Borrower shall be applied to the unpaid principal and interest outstanding under this Note.

         (b) If the Lender makes demand for payment of this Note in full, the Borrower agrees that he/she will not sell, pledge or otherwise directly or indirectly transfer the beneficial or economic interest in the Pledged Collateral (as defined in the Pledge Agreement) or make any other cash payments (other than normal payments made by Borrower in accordance with past practice) during the period between demand and payment of the entire amount due and payable under this Note and the Pledge Agreement, unless the proceeds of such sale, pledge or other transfer are used to repay the amount due and owing under this Note and the Pledge Agreement.

         6. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is not a Business Day, the payment shall be due and payable on, and the time period shall automatically be extended to, the immediately succeeding Business Day, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

         7. Governing Law; Consent to Jurisdiction. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AS A SEALED DOCUMENT IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE, AND SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH THIS NOTE.

         8. Notices. All notices provided for herein shall be in writing and shall be delivered (a) if to the Borrower, to it at [Borrower address], and (b) if to the Lender, to it at its address set forth in Section 2(a) hereof. Notice shall be deemed given on the third Business Day following the day sent, whether or not such notice was actually received on such day.

         9. Miscellaneous. No failure or delay on the part of the Lender in exercising any power or right hereunder, and no course of dealing between the Borrower and the Lender of this Note, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and executed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. No amendment to, or modification of, any provision of this Note shall in any event be effective unless the same shall be in writing and executed and delivered by the Borrower and the Lender. No waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless the same shall be in writing and executed and delivered by the party from whom such waiver or consent is sought. Any waiver of any provision of this Note, and any consent to any departure by the Borrower from the terms of any provision of this Note, shall be effective only in the specific instance and for the specific purpose for which given. This Note shall inure to the benefit of the Lender of this Note and the Borrower and their respective successors and assigns and be binding upon the Lender of this Note and the Borrower and their respective successors and assigns. In the event the Borrower fails to pay any amounts due hereunder when due, the Borrower shall be liable for and shall pay to the Lender hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees. This Note and the agreements, documents and instruments executed in connection therewith, constitute the entire understanding between the Borrower and the Lender with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         10. Descriptive Headings. Section headings appearing in this Note have been inserted for convenience of reference only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

         11. Separability. Should any provision of this Note be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Note, and the parties hereto agree that the provision of this Note so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such provision had never been included herein, provided, however the parties hereto shall use their best efforts to replace the provision so deemed to have been stricken herefrom with a provision that the parties reasonably believe to be valid and enforceable and which has a substantially identical economic and legal effect as the provision so deemed to have been stricken herefrom.

12.               Waivers.

         (a) The Borrower hereby (a) waives notice of and consents to any and all advances, settlements, compromises, favors and indulgences (including, without limitation, any extension or postponement of the time for payment), any and all receipts, substitutions, additions, exchanges and releases of collateral, and any and all additions, substitutions and releases of any person primarily or secondarily liable, (b) waives presentment, demand, notice, protest and all other demands and notices generally in connection with the delivery, acceptance, performance, default or enforcement of or under this Note, and (c) agrees to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Lender in enforcing this Note and any collateral or security therefor, all whether or not litigation is commenced.

         (b) THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED ON THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE PLEDGE AGREEMENT OR ANY RELATED DOCUMENTS OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSON.


         IN WITNESS WHEREOF, the Borrower has duly executed and delivered this Note as of the date first written above.


                                           -------------------------------
                                           Maureen Lister

        PAYMENT/DISBURSEMENT SCHEDULE ATTACHED TO MAUREEN LISTER'S DEMAND NOTE DATED SEPTEMBER 17, 2001, ISSUED TO BEACON POWER CORPORATION

------- ---------- -------------   -----------------------------   -----------
          Person    Disbursements                                  Principal
          making     to SSB by      Payments by Executive to BPC   Still Owed
Date      entry         BPC         Prin.     Int.    Total Paid   by Executive
------- ---------- -------------    -------- -------  ----------   ------------